Exhibit 99.1

January 19, 2006

Sally O. Thiel, Director	Jo Ann Lehtihet
Investor Relations	Media Relations
C-COR	C-COR
(814) 231-4402, email: sthiel@c-cor.com	(814) 231-4438, email: jlehtihet@c-cor.com

C-COR REPORTS FINANCIAL RESULTS FOR SECOND QUARTER

OF FISCAL YEAR 2006

State College, PA (January 19, 2006) – C-COR Incorporated (Nasdaq: CCBL), a global provider of interoperable network solutions that simplify the transition to on demand networks, today reported its financial results for the second quarter of fiscal year 2006, ended December 23, 2005. Net sales for the second quarter were $66.7 million compared to $58.5 million for the same period last year. Bookings in the second quarter of fiscal year 2006 were $72.2 million for a book-to-bill ratio of 1.08.

The net loss for the second quarter of fiscal year 2006 was $15.7 million, compared to a net loss of $1.6 million for the same period last year. The loss per share for the second quarter of fiscal year 2006 was $.33 compared to a loss per share of $.04 for the same period last year. C-COR’s results for the second quarter of fiscal year 2006 included $7.3 million of asset impairment charges related to its Transport product line, $1.3 million of amortization related to intangible assets, $1.4 million of restructuring charges, and $1.1 million of stock compensation expense. These items, which equate to $.23 on a per share basis, are included in results reported under generally accepted accounting principles (GAAP), but are typically excluded from the analyst estimates comprising the First Call consensus number. C-COR is breaking out these numbers to improve comparability of the reported GAAP results and the non-GAAP First Call number.

C-COR anticipates that net sales for the third quarter of fiscal year 2006, ending March 24, 2006, will be between $63 and $67 million with a loss per share of between $.21 and $.25. These projections include approximately $4 million of restructuring charges pertaining to the organizational changes previously announced on January 3, 2006, $1.1 million of stock compensation expense, and $913,000 related to amortization of intangible assets. These items, which are projected to equate to $.13 per diluted share, are typically excluded from the First Call analysts’ projections. C-COR is breaking out these numbers to improve comparability of the projected GAAP results and the non-GAAP First Call number.

C-COR’s management will discuss C-COR’s financial results on a conference call at 9:45 AM (ET) on Thursday, January 19, 2006. For information on how to access the conference call, refer to C-COR’s news release dated January 11, 2006 (posted on the C-COR web site at www.c-cor.com), or contact Investor Relations at 814-231-4402 or 814-231-4438.

About C-COR

C-COR offers world-class, market-focused business solutions for cable operators, telephone companies, broadcasters, and other private and public sector entities that put subscribers in personal control of their entertainment, information, and communication needs. C-COR simplifies the transition to Internet Protocol (IP) demand-oriented networks by delivering interoperable, modular products in sync with IP network upgrade cycles. These solutions bring together software applications, broadband access technology, and a nationwide corps of expert field engineers to enable the delivery of business services; digital program/ad insertion; management and delivery of VOD, VoIP, and HSD; network capacity expansion; centralized office automation for workforce management, network assurance, and subscriber fulfillment; and a variety of outsourced field services that help keep networks operating at peak performance. C-COR’s common stock is listed on the Nasdaq National Market (Symbol: CCBL) and is a component of the Russell 2000 Stock Index. For additional information regarding C-COR, visit www.c-cor.com.

Some of the information presented in this announcement constitutes forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements represent the Company’s judgment regarding future events, and are based on currently available information. Although the Company believes it has a reasonable basis for these forward-looking statements, the Company cannot guarantee their accuracy and actual results may differ materially from those the Company anticipated due to a number of known and unknown uncertainties. Factors which could cause actual results to differ from expectations include, among others, capital spending patterns of the communications industry, changes in regard to significant customers, the demand for network integrity, the trend toward more fiber in the network, the Company’s ability to develop new and enhanced products, the Company’s ability to provide complete network solutions, continued industry consolidation, the development of competing technology, the global demand for the Company’s products and services, the Company’s ability to implement its restructuring and cost reduction measures, and the Company’s ability to complete and integrate acquisitions and achieve its strategic objectives. For additional information concerning these and other important factors that may cause the Company’s actual results to differ materially from expectations and underlying assumptions, please refer to the reports filed by the Company with the Securities and Exchange Commission.

C-COR Incorporated

Condensed Consolidated Statements of Operations

(unaudited, in thousands except per share amounts)

	Thirteen Weeks Ended
	Dec. 23, 2005	Dec. 24, 2004
Net sales	$66,668	$58,487

Cost of sales (1)	44,022	35,591
Excess and obsolete inventory charge	1,622	0

Total cost of sales	45,644	35,591

Gross margin	21,024	22,896

Operating expenses (1)
Selling and administrative	18,160	14,199
Research and product development	9,972	8,600
Amortization of intangibles	1,278	1,200
Impairment of long-lived assets	5,330	0
Restructuring costs	1,367	619

Total operating expenses	36,107	24,618

Loss from operations	(15,083)	(1,722)

Interest expense	(329)	(25)
Investment income	317	488
Foreign exchange gain (loss)	(113)	265
Other income, net	235	229

Loss before income taxes	(14,973)	(765)

Income tax expense	738	792

Net loss	$(15,711)	$(1,557)

Net loss per share:
Basic	$(0.33)	$(0.04)
Diluted	$(0.33)	$(0.04)

Weighted average common shares and common share equivalents
Basic	47,867	43,128
Diluted	47,867	43,128

(1) Includes stock-based compensation as follows:
Cost of sales	$80	$0
Selling and administrative	909	0
Research and product development	154	40

Total stock-based compensation	$1,143	$40

C-COR Incorporated

Condensed Consolidated Statements of Operations

(unaudited, in thousands except per share amounts)

	Twenty-six Weeks Ended
	Dec. 23, 2005	Dec. 24, 2004
Net sales	$130,162	$120,586

Cost of sales (1)	85,887	76,011
Excess and obsolete inventory charge	7,736	0

Total cost of sales	93,623	76,011

Gross margin	36,539	44,575

Operating expenses (1)
Selling and administrative	35,343	26,150
Research and product development	20,572	15,930
Amortization of intangibles	2,794	2,346
Acquired in-process technology charge	0	1,850
Impairment of long-lived assets	5,330	0
Restructuring costs	1,750	619

Total operating expenses	65,789	46,895

Loss from operations	(29,250)	(2,320)

Interest expense	(649)	(44)
Investment income	623	787
Foreign exchange gain (loss)	(247)	8
Other income, net	302	278

Loss before income taxes	(29,221)	(1,291)

Income tax expense	1,318	1,310

Net loss	$(30,539)	$(2,601)

Net loss per share:
Basic	$(0.64)	$(0.06)
Diluted	$(0.64)	$(0.06)

Weighted average common shares and common share equivalents
Basic	47,836	43,081
Diluted	47,836	43,081

(1) Includes stock-based compensation as follows:
Cost of sales	$204	$0
Selling and administrative	1,784	0
Research and product development	368	80

Total stock-based compensation	$2,356	$80

C-COR Incorporated

Consolidated Balance Sheets

(in thousands of dollars)

	Dec. 23, 2005	June 24, 2005
	(unaudited)
ASSETS
Current assets
Cash and cash equivalents	$35,755	$43,320
Restricted cash	3,526	3,690
Marketable securities	5,645	9,327
Accounts receivable, net	42,103	52,148
Unbilled receivables	3,371	1,592
Inventories	27,838	41,628
Deferred costs	6,094	6,826
Other current assets	5,659	5,563

Total current assets	129,991	164,094

Property, plant and equipment, net	21,749	21,533
Goodwill	131,934	131,963
Other intangible assets, net	6,932	14,714
Deferred taxes	1,416	1,449
Other long-term assets	4,428	4,002

Total	$296,450	$337,755

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Accounts payable	$22,349	$36,332
Accrued liabilities	25,621	25,299
Deferred revenue	14,590	14,887
Deferred taxes	1,861	1,339
Current portion of long-term debt	220	162

Total current liabilities	64,641	78,019

Long-term debt, less current portion	35,736	35,617
Deferred revenue	2,425	3,111
Deferred taxes	1,112	478
Other long-term liabilities	3,698	3,491
Shareholders’ equity	188,838	217,039

Total	$296,450	$337,755